Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

13. Commitments and Contingencies

Employment agreement.  On December 24, 2013, Arabella entered into an employment agreement with Jason Hoisager pursuant to which Mr. Hoisager agreed to act as the Chief Executive Officer and President.  The employment agreement has a term of one year and will automatically renew for additional one year terms after the end of the initial term if the agreement is not terminated at least 90 days prior to the end of the applicable term.  The employment agreement provides for a base salary of $300,000 a year, with a bonus determined by the board of directors.  If the board of directors terminates the agreement without cause, Mr. Hoisager terminates the employment agreement for good reason, or Mr. Hoisager’s employment is terminated within six months after a change of control, Mr. Hoisager will be entitled to severance equal to 24 months of his base salary and an amount equal to his bonus for the prior year.

Lease obligations. Petroleum has the operating lease for the Company’s office space, and beginning in January 2014, the Company is paying the rent for the office lease.

Future minimum annual rental commitments under the non-cancelable office lease at December 31, 2013 are as follows:

(In thousands)
2014	$217,281
2015	230,510
2016	236,875
2017	59,872
Thereafter	-
$744,538

Drilling contracts. As of December 31, 2013, Petroleum had a drilling rig contract at a cost of $21,500 per day with initial terms of six months that ended on March 31, 2014, and Petroleum extended the contract for an additional six month period. In the event of early contract termination under this contract, the Company would not be obligated to pay its working interest portion through the end of the primary term of the contract.

Litigation. The Company is party to various legal proceedings from time to time arising in the ordinary course of business. The Company believes all such matters are without merit or involve amounts which, if resolved unfavorably, either individually or in the aggregate, will not have a material adverse effect on its financial condition, results of operations or cash flows.

Arbitration. Baker Hughes Oilfield Operations, Inc. (“BH”) and Arabella Petroleum Company (“Petroleum”), the operating company for and an affiliate of Arabella Exploration, LLC, are currently in arbitration concerning work BH claims it performed, and on which it claims is owed $3,191,181, plus interest, on the Company’s SM Prewitt #1H well.  In conjunction with such claim, BH has filed a lien on the SM Prewitt #1H.  Petroleum does not believe such amounts are owed to BH due to the failure of BH to satisfactorily perform the services it was contracted to perform.  The Company has a 14.55% working interest in this well and, were BH to prevail, could be responsible for 14.55% of any awards granted BH in arbitration.